ASSIGNMENT OF OIL, GAS AND MINERAL LEASES

STATE OF TEXAS §

COUNTY OF STARR §

KNOW ALL MEN BY THESE PRESENTS, THAT:

Argyle Energy, Inc., whose mailing address is 10777 Westheimer, Suite 170, Houston, Texas 77042, (hereinafter referred to as "Assignor"), for and in consideration of the sum of One Hundred and No/100 Dollars ($100.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby GRANT, BARGAIN, SELL, ASSIGN and CONVEY unto Falcon Natural Gas Corporation, whose mailing address is 2500 City West Blvd., Suite 300, Houston, TX 77042 (hereinafter referred to as "Assignee"), subject to the terms and provisions set forth herein, one hundred percent (100.0%) of the lease hold working interest in and to the oil, gas, and mineral leases described more particularly on Exhibit "A," attached hereto and made a part hereof for all purposes (collectively, the "Leases").

This Assignment of Oil, Gas and Mineral Leases is made without either express or implied warranty or recourse of title to the Leases herein assigned, and is expressly made subject to the following terms and provisions:

Assignor reserves unto itself and its successors in title an overriding royalty interest in the Leases equal to the difference between thirty percent (30.0%) percent and the existing lease royalty and overriding royalty burdens of record as of the effective date hereof. If the Leases cover less than 100% of the mineral rights in the lands covered thereby, then the overriding royalty interests as above provided shall be proportionately reduced. The overriding royalty interest herein reserved shall be free of drilling and operating expenses, but shall bear its proportionate share of severance and

production taxes and shall be calculated and paid or delivered in the same manner as provided in the Leases affected thereby for the calculation and payment or delivery of royalty therein reserved to lessors. It is agreed that Assignee, its successor and assigns, shall have the right, without the further approval of Assignors, to pool and unitize the Leases and the lands affected thereby or portions thereof with other lands or leases to form one or more pooled units in accordance with the authority granted by the Leases. The overriding royalty provided herein shall be paid and delivered to Assignors only if, as, and when oil or gas or other minerals are produced on the lands under the terms of the Leases.

This Assignment of Oil, Gas and Mineral Leases is further made expressly subject to the terms and provisions of the following unrecorded Letter Agreements:

1. That certain unrecorded Letter Agreement between SJI Exploration, LLC and Assignor dated August 2, 2002, as amended,

This Assignment of Oil, Gas and Mineral Leases shall be binding upon the parties hereto and their respective heirs, successors, assigns and legal representatives.

IN WITNESS WHEREOF, this Assignment of Oil, Gas and Mineral Leases is executed by Assignor and Assignee on the dates of their respective notarial acknowledgement and in the presence of the undersigned competent witnesses, effective however for all purposes as of March 25, 2004.

ASSIGNOR

ARGYLE ENERGY INC.

By: Harry Peters

Printed Name: HARRY PETERS

ASSIGNEE

FALCON NATURAL GAS CORPORATION

By: [signature]
Printed Name: MASSIMILIANO POZZONI

STATE OF TEXAS

COUNTY OF HARRIS

On this 16th day of June, 2005, before me appeared HARRY PETERS, to me personally known, who being by me duly sworn, did say that he is the SR. V. P. of Argyle Energy, Inc., and that the foregoing instrument was signed by him on behalf of said corporation.

Gaynell Shackelford
NOTARY PUBLIC

My Commission expires 11/20/06.

Gaynell Shackelford
Notary Public
State of Texas
My Commission Expires
November 20, 2006

STATE OF TEXAS

COUNTY OF HARRIS

On this 16th day of June, 2005, before me appeared MASSIMILIANO POZZONI, to me personally known, who being by me duly sworn, did say that he is the V.P. - Busi. Devel. of Falcon Natural Gas Corporation, and that the foregoing instrument was signed by him on behalf of said corporation.

Gaynell Shackelford
NOTARY PUBLIC

My Commission expires 11/20/06

Gaynell Shackelford
Notary Public
State of Texas
My Commission Expires
November 20, 2006

EXHIBIT A
TO ASSIGNMENT OF OIL AND GAS LEASES
BETWEEN ARGYLE ENERGY, INC. AND FALCON NATURAL GAS CORPORATION

LESSOR	LESSEE	DATE	RECORDING INFORMATION	COUNTY	STATE
Hector Canales	Argyle Energy, Inc.	11/3/2003	04/13/2004, Volume 0998, Page 233, Entry 237449	Starr	Texas
Mary Guerra Rego	Argyle Energy, Inc.	8/25/2004	11/09/2004, Volume 1020, Page 355, Entry 242032	Starr	Texas
Maria Guerra Garcia et al	Argyle Energy, Inc.	8/25/2004	10/08/2004, Volume 1016, Page 749, Entry 241368	Starr	Texas
Stanley Keylon	Argyle Energy, Inc.	9/29/2004	11/09/2004, Volume 1020, Page 353, Entry 242031	Starr	Texas
Gaynell Louise Vera	Argyle Energy, Inc.	12/2/2004	01/07/2005, Volume 1028, Page 290, Entry 243531	Starr	Texas
Jeanine Marie Richard	Argyle Energy, Inc.	12/2/2004	01/07/2005, Volume 1028, Page 384, Entry 243529	Starr	Texas
Roland F. Romero, Jr.	Argyle Energy, Inc.	9/29/2004	11/09/2004, Volume 1020, Page 351, Entry 242030	Starr	Texas
Mary Frances Van Winkle	Argyle Energy, Inc.	12/2/2004	01/07/2005, Volume 1028, Page 387, Entry 243530	Starr	Texas
Heraldo Hinojosa	Argyle Energy, Inc.	7/21/2004	09/21/2004, Volume 1014, Page 611, Entry 240950	Starr	Texas
Eulalia Hinojosa de Naranjo	Argyle Energy, Inc.	7/21/2004	12/01/2004, Volume 1023, Page 98, Entry 242553	Starr	Texas
Francisco Hinojosa, Jr.	Argyle Energy, Inc.	7/21/2004	12/01/2004, Volume 1023, Page 94, Entry 242551	Starr	Texas
Maria Hinojosa de Garza	Argyle Energy, Inc.	7/21/2004	12/01/2004, Volume 1023, Page 96, Entry 242552	Starr	Texas
Sonny Jean Properties Management Trust	Argyle Energy, Inc.	11/12/2004	01/07/2005, Volume 1028, Page 369, Entry 243527	Starr	Texas
Maria Hinojosa de Garza	Argyle Energy, Inc.	7/21/2004		Starr	Texas
Francisco Hinojosa, Jr.	Argyle Energy, Inc.	7/21/2004		Starr	Texas
Eulalia Hinojosa de Naranjo	Argyle Energy, Inc.	7/21/2004		Starr	Texas
Heraldo Hinojosa	Argyle Energy, Inc.	7/21/2004	09/21/2004, Volume 1014, Page 608, Entry 240949	Starr	Texas
Daryl Jones	Argyle Energy, Inc.	10/21/2004	11/09/2004, Volume 1020, Page 343, Entry 242026	Starr	Texas
Barbara Jones Manning	Argyle Energy, Inc.	10/21/2004	11/09/2004, Volume 1020, Page 345, Entry 242027	Starr	Texas
Charles E. Thompson, Jr.	Argyle Energy, Inc.	08/19/0204	01/07/2005, Volume 1028, Page 419, Entry 243536	Starr	Texas
Joseph Edward Grammier, III	Argyle Energy, Inc.	8/25/2004	12/01/2004, Volume 1023, Page 102, Entry 242555	Starr	Texas
Richard Stephen Grammier	Argyle Energy, Inc.	8/25/2004	12/01/2004, Volume 1023, Page 100, Entry 242554	Starr	Texas
Bradley Polk Miller	Argyle Energy, Inc.	8/25/2004	04/19/2005, Volume 1040, Page 295, Entry 245935	Starr	Texas
Charles Wickliffe	Argyle Energy, Inc.	8/25/2004	11/09/2004, Volume 1020, Page 349, Entry 242029	Starr	Texas
Sharon Wickliffe	Argyle Energy, Inc.	8/25/2004	11/09/2004, Volume 1020, Page 347, Entry 242028	Starr	Texas
Wendy Wickliffe	Argyle Energy, Inc.	8/25/2004	09/21/2004, Volume 1014, Page 568, Entry 240935	Starr	Texas
Placedo Pena, Jr.	Argyle Energy, Inc.	7/27/2004	Volume 1014, Page 603, Entry 240947	Starr	Texas
Aide G. Escobar	Argyle Energy, Inc.	7/27/2004	09/21/2004, Volume 1014, Page 576, Entry 240940	Starr	Texas
Placedo Pena, III, et al	Argyle Energy, Inc.	7/27/2004	09/21/2004, Volume 1014, Page 613, Entry 240951	Starr	Texas
Elvira Canales	Argyle Energy, Inc.	7/27/2004	09/21/2004, Volume 1014, Page 614, Entry 240952	Starr	Texas
Placedo Pena, III, et al	Argyle Energy, Inc.	7/27/2004	09/21/2004, Volume 1014, Page 616, Entry 240953	Starr	Texas
Gregorio E. Gonzalez	Argyle Energy, Inc.	7/27/2004	09/21/2004, Volume 1014, Page 618, Entry 240954	Starr	Texas
Candelario Gonzalez, Jr., et al	Argyle Energy, Inc.	8/9/2004	09/21/2004, Volume 1014, Page 587, Entry 240943	Starr	Texas
Armando Gonzales	Argyle Energy, Inc.	8/9/2004	09/21/2004, Volume 1014, Page 601, Entry 240946	Starr	Texas

Arnoldo Garza, et al	Argyle Energy, Inc.	8/9/2004	09/21/2004, Volume 1014, Page 595, Entry 240945	Starr	Texas
Miguel Garza, Jr., et al	Argyle Energy, Inc.	8/9/2004	09/21/2004, Volume 1014, Page 590, Entry 240944	Starr	Texas
Jorge E. Chapa	Argyle Energy, Inc.	8/9/2004	09/21/2004, Volume 1014, Page 583, Entry 240942	Starr	Texas
Manuel Gonzalez Chapa, et al	Argyle Energy, Inc.	8/9/2004	09/21/2004, Volume 1014, Page 577, Entry 240941	Starr	Texas
Sylvia Gonzalez Chapa	Argyle Energy, Inc.	8/9/2004	10/08/2004, Volume 1016, Page 735, Entry 241365	Starr	Texas
Armando Chapa, et al	Argyle Energy, Inc.	8/26/2004	11/09/2004, Volume 1020, Page 357, Entry 242033	Starr	Texas
Rosario Cuellar	Argyle Energy, Inc.	8/19/2004	10/08/2004, Volume 1016, Page 741, Entry 241366	Starr	Texas
Heberto Barrera	Argyle Energy, Inc.	10/7/2004	11/09/2004, Volume 1020, Page 361, Entry 242034	Starr	Texas
Abel N. Gonzales	Argyle Energy, Inc.	7/21/2004	02/02/2005, Volume 1030, Page 842, Entry 244097	Starr	Texas
Jose S. Garcia, Jr., et al	Argyle Energy, Inc.	11/12/2004	01/07/2004, Volume 1028, Page 407, Entry 243534	Starr	Texas
Maria Pena	Argyle Energy, Inc.	11/12/2004	01/07/2005, Volume 1028, Page 413, Entry 243535	Starr	Texas
Humberto Garcia, et al	Argyle Energy, Inc.	12/11/2004	01/07/2005, Volume 1028, Page 393, Entry 243532	Starr	Texas
Maria Pena	Argyle Energy, Inc.	11/12/2004	01/07/2005, Volume 1028, Page 400, Entry 243533	Starr	Texas
Antonio J. Garcia	Argyle Energy, Inc.	12/13/2004	02/02/2005, Volume 1030, Page 844, Entry 244098	Starr	Texas
Olivia Ester Garcia	Argyle Energy, Inc.	12/13/2004	04/19/2005, Volume 1040, Page 296, Entry 245936	Starr	Texas
Rene M. Garcia	Argyle Energy, Inc.	12/13/2004	04/19/2005, Volume 1040, Page 296, Entry 245936	Starr	Texas
Maria Hilda Gutierrez	Argyle Energy, Inc.	12/13/2004	02/02/2005, Volume 1030, Page 848, Entry 244099	Starr	Texas
Elvira Southwick	Argyle Energy, Inc.	12/13/2004	02/02/2005, Volume 1030, Page 852, Entry 244100	Starr	Texas
Thomas J.. Garcia	Argyle Energy, Inc.	12/13/2004	02/02/2005, Volume 1030, Page 856, Entry 244101	Starr	Texas
Enedelia Pavlik	Argyle Energy, Inc.	12/13/2004	02/02/2005, Volume 1030, Page 860, Entry 244102	Starr	Texas
Berta Garcia Spaulding	Argyle Energy, Inc.	12/13/2004	02/02/2005, Volume 1030, Page 856, Entry 244101	Starr	Texas
State of Texas	Argyle Energy, Inc.	10/19/2004	01/07/2005, Volume 1028, Page 378, Entry 243528	Starr	Texas
Rutledge St. John Rice Trust	Argyle Energy, Inc.	9/29/2004	01/07/2005, Volume 1028, Page 425, Entry 243537	Starr	Texas

ASSIGNMENT OF OIL, GAS AND MINERAL LEASES

STATE OF TEXAS §

COUNTY OF STARR §

KNOW ALL MEN BY THESE PRESENTS, THAT:

Argyle Energy, Inc., whose mailing address is 10777 Westheimer, Suite 170, Houston, Texas 77042, (hereinafter referred to as "Assignor"), for and in consideration of the sum of One Hundred and No/100 Dollars ($100.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby GRANT, BARGAIN, SELL, ASSIGN and CONVEY unto Falcon Natural Gas Corporation, whose mailing address is 2500 City West Blvd., Suite 300, Houston, TX 77042 (hereinafter referred to as "Assignee"), subject to the terms and provisions set forth herein, one hundred percent (100.0%) of the lease hold working interest in and to the oil, gas, and mineral leases described more particularly on Exhibit "A," attached hereto and made a part hereof for all purposes (collectively, the "Leases").

This *Assignment of Oil, Gas and Mineral Leases* is made without either express or implied warranty or recourse of title to the Leases herein assigned, and is expressly made subject to the following terms and provisions:

Assignor reserves unto itself and its successors in title an overriding royalty interest in the Leases equal to the difference between thirty percent (30.0%) percent and the existing lease royalty and overriding royalty burdens of record as of the effective date hereof. If the Leases cover less than 100% of the mineral rights in the lands covered thereby, then the overriding royalty interests as above provided shall be proportionately reduced. The overriding royalty interest herein reserved shall be free of drilling and operating expenses, but shall bear its proportionate share of severance and

production taxes and shall be calculated and paid or delivered in the same manner as provided in the Leases affected thereby for the calculation and payment or delivery of royalty therein reserved to lessors. It is agreed that Assignee, its successor and assigns, shall have the right, without the further approval of Assignors, to pool and unitize the Leases and the lands affected thereby or portions thereof with other lands or leases to form one or more pooled units in accordance with the authority granted by the Leases. The overriding royalty provided herein shall be paid and delivered to Assignors only if, as, and when oil or gas or other minerals are produced on the lands under the terms of the Leases.

This Assignment of Oil, Gas and Mineral Leases is further made expressly subject to the terms and provisions of the following unrecorded Letter Agreements:

1. That certain unrecorded Letter Agreement between SJI Exploration, LLC and Assignor dated August 2, 2002, as amended,

This Assignment of Oil, Gas and Mineral Leases shall be binding upon the parties hereto and their respective heirs, successors, assigns and legal representatives.

IN WITNESS WHEREOF, this Assignment of Oil, Gas and Mineral Leases is executed by Assignor and Assignee on the dates of their respective notarial acknowledgement and in the presence of the undersigned competent witnesses, effective however for all purposes as of March 25, 2004.

ASSIGNOR

ARGYLE ENERGY INC.

By: [signature]
Printed Name: LINDSAY PETERS

ASSIGNEE

FALCON NATURAL GAS CORPORATION

By: Massimiliano Pozzoni

Printed Name: MASSIMILIANO POZZONI

STATE OF TEXAS

COUNTY OF HARRIS

On this 16th day of June, 2005, before me appeared HARRY PETERS, to me personally known, who being by me duly sworn, did say that he is the SR. V. P. of Argyle Energy, Inc., and that the foregoing instrument was signed by him on behalf of said corporation.

Gaynell Shackelford
NOTARY PUBLIC

My Commission expires 11/20/06.

Gaynell Shackelford
Notary Public
State of Texas
My Commission Expires
November 20, 2006

STATE OF TEXAS

COUNTY OF HARRIS

On this 16th day of June, 2005, before me appeared Massimiliano Pozzoni, to me personally known, who being by me duly sworn, did say that he is the V. P. - Bus. Develop. of Falcon Natural Gas Corporation, and that the foregoing instrument was signed by him on behalf of said corporation.

Gaynell Shackelford
NOTARY PUBLIC

My Commission expires 11/20/06

Gaynell Shackelford
Notary Public
State of Texas
My Commission Expires
November 20, 2006

EXHIBIT A
TO ASSIGNMENT OF OIL AND GAS LEASES
BETWEEN ARGYLE ENERGY, INC. AND FALCON NATURAL GAS CORPORATION

LESSOR	LESSEE	DATE	RECORDING INFORMATION	COUNTY	STATE
Hector Canales	Argyle Energy, Inc.	11/3/2003	04/13/2004, Volume 0998, Page 233, Entry 237449	Starr	Texas
Mary Guerra Rego	Argyle Energy, Inc.	8/25/2004	11/09/2004, Volume 1020, Page 355, Entry 242032	Starr	Texas
Maria Guerra Garcia et al	Argyle Energy, Inc.	8/25/2004	10/08/2004, Volume 1016, Page 749, Entry 241368	Starr	Texas
Stanley Keylon	Argyle Energy, Inc.	9/29/2004	11/09/2004, Volume 1020, Page 353, Entry 242031	Starr	Texas
Gayneli Louise Vera	Argyle Energy, Inc.	12/2/2004	01/07/2005, Volume 1028, Page 290, Entry 243531	Starr	Texas
Jeanine Marie Richard	Argyle Energy, Inc.	12/2/2004	01/07/2005, Volume 1028, Page 384, Entry 243529	Starr	Texas
Roland F. Romero, Jr.	Argyle Energy, Inc.	9/29/2004	11/09/2004, Volume 1020, Page 351, Entry 242030	Starr	Texas
Mary Frances Van Winkle	Argyle Energy, Inc.	12/2/2004	01/07/2005, Volume 1028, Page 387, Entry 243530	Starr	Texas
Heraldo Hinojosa	Argyle Energy, Inc.	7/21/2004	09/21/2004, Volume 1014, Page 611, Entry 240950	Starr	Texas
Eulalia Hinojosa de Naranjo	Argyle Energy, Inc.	7/21/2004	12/01/2004, Volume 1023, Page 98, Entry 242553	Starr	Texas
Francisco Hinojosa, Jr.	Argyle Energy, Inc.	7/21/2004	12/01/2004, Volume 1023, Page 94, Entry 242551	Starr	Texas
Maria Hinojosa de Garza	Argyle Energy, Inc.	7/21/2004	12/01/2004, Volume 1023, Page 96, Entry 242552	Starr	Texas
Sonny Jean Properties Management Trust	Argyle Energy, Inc.	11/12/2004	01/07/2005, Volume 1028, Page 369, Entry 243527	Starr	Texas
Maria Hinojosa de Garza	Argyle Energy, Inc.	7/21/2004		Starr	Texas
Francisco Hinojosa, Jr.	Argyle Energy, Inc.	7/21/2004		Starr	Texas
Eulalia Hinojosa de Naranjo	Argyle Energy, Inc.	7/21/2004		Starr	Texas
Heraldo Hinojosa	Argyle Energy, Inc.	7/21/2004	09/21/2004, Volume 1014, Page 608, Entry 240949	Starr	Texas
Daryl Jones	Argyle Energy, Inc.	10/21/2004	11/09/2004, Volume 1020, Page 343, Entry 242026	Starr	Texas
Barbara Jones Manning	Argyle Energy, Inc.	10/21/2004	11/09/2004, Volume 1020, Page 345, Entry 242027	Starr	Texas
Charles E. Thompson, Jr.	Argyle Energy, Inc.	08/19/0204	01/07/2005, Volume 1028, Page 419, Entry 243536	Starr	Texas
Joseph Edward Grammier, III	Argyle Energy, Inc.	8/25/2004	12/01/2004, Volume 1023, Page 102, Entry 242555	Starr	Texas
Richard Stephen Grammier	Argyle Energy, Inc.	8/25/2004	12/01/2004, Volume 1023, Page 100, Entry 242554	Starr	Texas
Bradley Polk Miller	Argyle Energy, Inc.	8/25/2004	04/19/2005, Volume 1040, Page 295, Entry 245935	Starr	Texas
Charles Wickliffe	Argyle Energy, Inc.	8/25/2004	11/09/2004, Volume 1020, Page 349, Entry 242029	Starr	Texas
Sharon Wickliffe	Argyle Energy, Inc.	8/25/2004	11/09/2004, Volume 1020, Page 347, Entry 242028	Starr	Texas
Wendy Wickliffe	Argyle Energy, Inc.	8/25/2004	09/21/2004, Volume 1014, Page 568, Entry 240935	Starr	Texas
Placedo Pena, Jr.	Argyle Energy, Inc.	7/27/2004	Volume 1014, Page 603, Entry 240947	Starr	Texas
Aide G. Escobar	Argyle Energy, Inc.	7/27/2004	09/21/2004, Volume 1014, Page 576, Entry 240940	Starr	Texas
Placedo Pena, III, et al	Argyle Energy, Inc.	7/27/2004	09/21/2004, Volume 1014, Page 613, Entry 240951	Starr	Texas
Elvira Canales	Argyle Energy, Inc.	7/27/2004	09/21/2004, Volume 1014, Page 614, Entry 240952	Starr	Texas
Placedo Pena, III, et al	Argyle Energy, Inc.	7/27/2004	09/21/2004, Volume 1014, Page 616, Entry 240953	Starr	Texas
Gregorio E. Gonzalez	Argyle Energy, Inc.	7/27/2004	09/21/2004, Volume 1014, Page 618, Entry 240954	Starr	Texas
Candelario Gonzalez, Jr., et al	Argyle Energy, Inc.	8/9/2004	09/21/2004, Volume 1014, Page 587, Entry 240943	Starr	Texas
Armando Gonzales	Argyle Energy, Inc.	8/9/2004	09/21/2004, Volume 1014, Page 601, Entry 240946	Starr	Texas

Arnoldo Garza, et al	Argyle Energy, Inc.	8/9/2004	09/21/2004, Volume 1014, Page 595, Entry 240945	Starr	Texas
Miguel Garza, Jr., et al	Argyle Energy, Inc.	8/9/2004	09/21/2004, Volume 1014, Page 590, Entry 240944	Starr	Texas
Jorge E. Chapa	Argyle Energy, Inc.	8/9/2004	09/21/2004, Volume 1014, Page 583, Entry 240942	Starr	Texas
Manuel Gonzalez Chapa, et al	Argyle Energy, Inc.	8/9/2004	09/21/2004, Volume 1014, Page 577, Entry 240941	Starr	Texas
Sylvia Gonzalez Chapa	Argyle Energy, Inc.	8/9/2004	10/08/2004, Volume 1016, Page 735, Entry 241365	Starr	Texas
Armando Chapa, et al	Argyle Energy, Inc.	8/26/2004	11/09/2004, Volume 1020, Page 357, Entry 242033	Starr	Texas
Rosario Cuellar	Argyle Energy, Inc.	8/19/2004	10/08/2004, Volume 1016, Page 741, Entry 241366	Starr	Texas
Heberto Barrera	Argyle Energy, Inc.	10/7/2004	11/09/2004, Volume 1020, Page 361, Entry 242034	Starr	Texas
Abel N. Gonzales	Argyle Energy, Inc.	7/21/2004	02/02/2005, Volume 1030, Page 842, Entry 244097	Starr	Texas
Jose S. Garcia, Jr., et al	Argyle Energy, Inc.	11/12/2004	01/07/2004, Volume 1028, Page 407, Entry 243534	Starr	Texas
Maria Pena	Argyle Energy, Inc.	11/12/2004	01/07/2005, Volume 1028, Page 413, Entry 243535	Starr	Texas
Humberto Garcia, et al	Argyle Energy, Inc.	12/11/2004	01/07/2005, Volume 1028, Page 393, Entry 243532	Starr	Texas
Maria Pena	Argyle Energy, Inc.	11/12/2004	01/07/2005, Volume 1028, Page 400, Entry 243533	Starr	Texas
Antonio J. Garcia	Argyle Energy, Inc.	12/13/2004	02/02/2005, Volume 1030, Page 844, Entry 244098	Starr	Texas
Olivia Ester Garcia	Argyle Energy, Inc.	12/13/2004	04/19/2005, Volume 1040, Page 296, Entry 245936	Starr	Texas
Rene M. Garcia	Argyle Energy, Inc.	12/13/2004	04/19/2005, Volume 1040, Page 296, Entry 245936	Starr	Texas
Maria Hilda Gutierrez	Argyle Energy, Inc.	12/13/2004	02/02/2005, Volume 1030, Page 848, Entry 244099	Starr	Texas
Elvira Southwick	Argyle Energy, Inc.	12/13/2004	02/02/2005, Volume 1030, Page 852, Entry 244100	Starr	Texas
Thomas J.. Garcia	Argyle Energy, Inc.	12/13/2004	02/02/2005, Volume 1030, Page 856, Entry 244101	Starr	Texas
Enedelia Pavlik	Argyle Energy, Inc.	12/13/2004	02/02/2005, Volume 1030, Page 860, Entry 244102	Starr	Texas
Berta Garcia Spaulding	Argyle Energy, Inc.	12/13/2004	02/02/2005, Volume 1030, Page 856, Entry 244101	Starr	Texas
State of Texas	Argyle Energy, Inc.	10/19/2004	01/07/2005, Volume 1028, Page 378, Entry 243528	Starr	Texas
Rutledge St. John Rice Trust	Argyle Energy, Inc.	9/29/2004	01/07/2005, Volume 1028, Page 425, Entry 243537	Starr	Texas